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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2007
GLOBAL LOGISTICS ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Madison Avenue, 6th Floor, New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 495-5155
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (c) Pursuant to the requirements of paragraph (b) of Item 4.02, the registrant, on September 7, 2007, filed a Current Report on Form 8-K regarding its financial statements for the periods ended March 31, 2007 and June 30, 2007, filed on Forms 10-Q on May 14, 2007 and August 2, 2007, respectively, stating that such financial statements may no longer be relied upon and that restated financial statements have been filed on Forms 10-Q/A for such periods. The registrant’s independent accountant has been provided with a copy of such disclosure and, pursuant to the registrant’s request, has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the registrant in its filing in response to Item 4.02. A copy of such letter is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Letter dated September 6, 2007 from Eisner LLP pursuant to Item 4.02(c).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 7, 2007

GLAC ACQUISITION CORP.
By:	/s/ Gregory E. Burns
	Name:	Gregory E. Burns
	Title:	President and Chief Executive Officer

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